Exhibit 10.28

                                                                  EXECUTION COPY

                             FIRST AMENDMENT TO THE

                     AMENDED AND RESTATED SECURITY AGREEMENT

                                                     Dated as of August 22, 2003



          FIRST AMENDMENT TO THE AMENDED AND RESTATED SECURITY AGREEMENT (the "AMENDMENT") among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), each other grantor party to the Security Agreement referred to below (the "GRANTORS"), the undersigned banks, financial institutions and other institutional lenders party hereto (collectively, the "LENDERS" and each a "LENDER"), and CITIBANK, N.A., a national banking association, as collateral agent under the Security Agreement referred to below (the "COLLATERAL AGENT").

          PRELIMINARY STATEMENTS:

          (1) Reference is made to the Credit Agreement, dated as of July 9, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"), among the Company, the lenders from time to time party thereto, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") and Citigroup Global Markets Inc., as lead arranger.

          (2) Reference is also made to the Amended and Restated Security Agreement, dated as of July 9, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "SECURITY AGREEMENT"), among the Company, the Grantors and the Collateral Agent.

          (3) Reference is further made to the Amended and Restated Collateral Agent Agreement, dated as of July 9, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "COLLATERAL AGENT AGREEMENT"), among the Company, the Grantors, the Administrative Agent, the Collateral Agent and each Senior Note Trustee (as defined therein).

          (4) Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Security Agreement or the Credit Agreement, as applicable.

          (5) The parties hereto have agreed to amend the Security Agreement as hereinafter set forth.


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                                       2

          SECTION 1. AMENDMENTS TO THE SECURITY AGREEMENT. The Security Agreement is, effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 1.1 of the Security Agreement is hereby amended by adding the following definition of "Excluded Credit Card Accounts" in appropriate alphabetical order:

               "`Excluded Credit Card Accounts': collectively, the depositary accounts established by BMCA at Fleet National Bank, account numbers 9429268932 and 9429144745, used in connection with credit card and related merchant activity."

          (b)  Section 3.4(c) of the Security Agreement is hereby amended by:

          (i) adding in the 19th line of such Section 3.4(c), immediately after the clause "With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause", the words "within 75 days after the Effective Date";

          (ii) adding in the 23rd line of such Section 3.4(c), immediately after the clause "With respect to any Investment Related Property that is a `Deposit Account'", the words "(except for Payroll Accounts and Excluded Credit Card Accounts, provided that no funds or investments in an aggregate amount in excess of $275,000 for each such Payroll Account and each such Excluded Credit Card Account, or $2,500,000 in the aggregate for all such Payroll Accounts and all Excluded Credit Card Accounts, shall at any time be on deposit in such Payroll Accounts and Excluded Credit Card Accounts)".

          (iii) Deleting the reference to "45 days" in the 27th line of such
                Section 3.4(c) and substituting therefor a reference to "75 days".

          (c) Section 3.4(d)(iii) of the Security Agreement is, hereby amended by deleting the fourth sentence thereof and substituting therefor the following sentence:

          "Within 75 days after the Effective Date, all System Cash Accounts shall be subject to the sole dominion and control of the Collateral Agent (except for Payroll Accounts and Excluded Credit Card Accounts, provided that no funds or investments in an aggregate amount in excess of $275,000 for each such Payroll Account and each such Excluded Credit Card Account, or $2,500,000 in the aggregate for all such Payroll Accounts and all Excluded Credit Card Accounts, shall at any time be on deposit in such Payroll Accounts and Excluded Credit Card Accounts), and no Grantor shall have access to or any right to draw upon or withdraw any funds therefrom, except as set forth in clause (v) below with respect to the Disbursement Accounts."

          (d) Schedule 3.4, Part F (entitled "Securities Account") of the Security Agreement is hereby amended by deleting the reference to the account specified therein and substituting therefor the word "None".


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                                       3

          SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment is subject to the provisions of Section 14 of the Security Agreement and Section 8.01 of the Credit Agreement. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Required Lenders (as defined in the Credit Agreement) and the Collateral Agent.

          SECTION 3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.(a) On and after the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Security Agreement, and each reference in each of the other Loan Documents to "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement , as amended by this Amendment.

          (b) The Security Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent, or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4. COSTS AND EXPENSES.The Company agrees to pay on demand all costs and expenses of the Administrative Agent and Collateral Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and the Collateral Agent) in accordance with the terms of Section 8.04 of the Credit Agreement and Section 10 of the Security Agreement.

          SECTION 5. EXECUTION IN COUNTERPARTS.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. GOVERNING LAW.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BUILDING MATERIALS CORPORATION OF AMERICA


                                    By    /s/ John F. Rebele
                                      ------------------------------------------
                                    Name:   John F. Rebele
                                    Title:  Chief Financial Officer


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                                   BMCA INSULATION PRODUCTS INC.
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION
                                   DUCTWORK MANUFACTURING CORPORATION
                                   GAF LEATHERBACK CORP.
                                   GAF MATERIALS CORPORATION (CANADA)
                                   GAF PREMIUM PRODUCTS INC.
                                   GAF REAL PROPERTIES, INC.
                                   GAFTECH CORPORATION
                                   LL BUILDING PRODUCTS INC.
                                   PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC. SOUTH PONCA REALTY CORP.
                                   WIND GAP REAL PROPERTY ACQUISITION CORP.

                                    By    /s/ John F. Rebele
                                      ------------------------------------------
                                    Name:   John F. Rebele
                                    Title:  Chief Financial Officer

                                    CITIBANK, N.A., as Collateral Agent

                                    By     /s/ Barbara E. Bennett
                                      ------------------------------------------
                                    Name:  Barbara E. Bennett
                                    Title: Assistant Vice President


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                                    CITICORP USA, INC.


                                    By     /s/ Michael M. Schadt
                                      ------------------------------------------
                                    Name:  Michael M. Schadt
                                    Title: Vice President
                                           Asset Based Finance
                                           (212) 816-2432



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                                    CONGRESS FINANCIAL CORPORATION


                                    By     /s/ Thomas Grabosky
                                      ------------------------------------------
                                    Name:  Thomas Grabosky
                                    Title: First VP



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                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By     /s/ Roderick Jarrett
                                      ------------------------------------------
                                    Name:  Roderick Jarrett
                                    Title: AVP



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                                    JPMORGAN CHASE BANK


                                    By     /s/ John M. Hariaczyi
                                      ------------------------------------------
                                    Name:  John M. Hariaczyi
                                    Title: Vice President

                                    GMAC COMMERCIAL FINANCE LLC


                                    By     /s/ David Baker
                                      ------------------------------------------
                                    Name:  David Baker
                                    Title: Division Chief Credit Officer

                                    FLEET CAPITAL CORPORATION


                                    By     /s/ Kristina Lee
                                      ------------------------------------------
                                    Name:  Kristina Lee
                                    Title: Vice President

                                    NATIONAL CITY COMMERCIAL FINANCE, INC.


                                    By     /s/ Shane Leary
                                      ------------------------------------------
                                    Name:  Shane Leary
                                    Title: AVP



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                                    WELLS FARGO FOOTHILL, INC.


                                    By     /s/ Juan Barrera
                                      ------------------------------------------
                                    Name:  Juan Barrera
                                    Title: Assistant Vice President


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                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By     /s/ James Desantis
                                      ------------------------------------------
                                    Name:  James Desantis
                                    Title: Duly Authorized Signatory